SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: June 21, 2001
                        (Date of earliest event reported)




                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
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             (Exact name of registrant as specified in its charter)



         MINNESOTA                        000-19621              41-1454591
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(State or other jurisdiction of          Commission           (I.R.S. Employer
incorporation or organization)             File No.          Identification No.)


   7400 EXCELSIOR BOULEVARD
        MINNEAPOLIS, MN                                          55426-4517
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(Address of principal executive offices)



                                 (952) 930-9000
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              (Registrant's telephone number, including area code)

Item 5.           Other Events.
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         On June 14, 2001, Appliance Recycling Centers of America, Inc. issued a press release announcing its contract with the California Public Utilities Commission to provide expanded residential energy conservation program. The Company reported the contract to operate a refrigerator/freezer/room air conditioner recycling program in San Diego and surrounding areas as well as a six-county region in California's Central Valley, including the cities of Fresno and Stockton. The Appliance Early Retirement and Recycling Program will be expanded to the seven-county Bay Area when the current Summer Initiative energy conservation program, which is also operated by ARCA, is fully subscribed this summer.

Item 7 (c).       Exhibits.
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99                Press Release dated June 14, announcing its contract with the
                  California Public Utilities Commission to provide expanded residential energy conservation program.


Date:  June 21, 2001                                    /s/Linda Koenig
                                                        ------------------------
                                                        Linda Koenig, Controller